Better Choice Company SRx Health Solutions

Investor Presentation

October 2024

NYSEAM | BTTR

FORWARD LOOKING **STATEMENTS**

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts contained in this presentation are "forward-looking statements" for purposes of federal and state securities laws, including statements regarding our expectations and projections regarding future developments, operations and financial conditions, and the anticipated impact of our acquisitions, business strategy, and strategic priorities. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions. Although we believe the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Accordingly, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

THE **COMPANY**

OUR VISION: PROVIDING BETTER PRODUCTS AND SOLUTIONS FOR PETS, PEOPLE & FAMILIES

BETTER CHOICE COMPANY

Pet Health

Halo

- Three product lines of premium pet nutrition
- $45M+ USD revenue
- 20%+ YoY Growth in China

Better Health Rx

- Planned expansion into Veterinary medicine in FY25
- Leverage SRx expertise & existing infrastructure

Specialty Care

Specialty Pharmacy

- 33 specialty pharmacy locations across Canada
- $180M+ USD TTM revenue
- 25% YoY Growth

Patient Support Programs

- Adding two PSP's in FY25: area of substantial growth for SRx
- Drives additional pharmacy and clinic revenue

HALO **OVERVIEW**

Halo

Packed with nutrients. Minimally processed. Rich in flavor. For pet parents seeking all the benefits of a raw diet with the ease and convenience of freeze-dried raw food or snacks and treats



Halo
Halo

Halo holistic

Designed for the pet parent seeking complete digestive health with prebiotics, probiotics and postbiotics. Additionally, it's one of the only brands made with only whole animal proteins and no meat meals



Halo holistic
Plant-Based Recipe
Halo holistic

Halo ELEVATE

Features leading nutrient levels supporting the top five pet parent health concerns including digestive health, heart and immunity support, healthy skin and coat, hip and joint support and strength and energy



Halo elevate
Halo elevate

- Rooted in Nature
- Targeting most attractive consumer segments
- Rapidly Growing International Sales
- Significant Online Recurring Revenue Base
- Asset Light Model with Leading Co-Manufacturing Partners

MARKET **OPPORTUNITY**

$130B
Total Addressable Market[2]

6.45%
Expected CAGR in Petcare[1]

$49M
HALO 2023 Gross Sales

Favorable Industry Dynamics[1]

- The US pet industry continues to grow at a healthy trajectory, with steady growth expected to continue
- Pet sector enjoys significant investor interest
  - Favorable underlying trends driving demand
  - Greater E-Commerce potential than traditional food
  - One of the most recession resistant industries

Pet Food Categories

- Wet Dog Food
- Dry Dog Food
- Wet Cat Food
- Dry Cat Food
- Supplements
- Treats

The U.S. Pet Industry Enjoys Consistent Growth[2]



($ in billions)
Pet Industry Sales in the U.S. from 2014-2024
160
140
120
100
80
60
40
20
0
58.04
62.08
66.75
69.2
90.5
98.9
103.6
122.6
136.8
144.3
150.6
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E

Online Sales Continue to See Increased Revenue Share of the U.S. Pet Food Market[2]



20%
15%
10%
5%
0%
6.5%
7.6%
8.7%
10.6%
11.8%
13.2%
14.6%
16.0%
17.5%
2017
2018
2019
2020
2021
2022
2023
2024E
2025E

(1) Source: Fortune Business Insights

(2) Source: Statista

BETTER CHOICE COMPANY

SRx **OVERVIEW**

- SRx focus is on specialty care in Canada
- Specialty pharmacies dispense specialty drugs which require distribution rights, extensive training and experience, and a sophisticated infrastructure
- Specialty drugs treat complex, rare or chronic diseases with a cost in excess of $6,000 USD per annum
- High barriers to access given significant regulatory requirements, relationships with pharma manufacturers, and supply chain infrastructure
- $200M+ CAD revenues in FY24
- Expected growth of 20%+ in FY25

33
Specialty Pharmacies

40
Specialty Infusion Clinics and Injection Sites

4
Clinical Trial Sites

1
Wholesale & Distribution Facility

SRx **OVERVIEW** CONTINUED

Strong Industry Tailwinds

73% of Canadians aged 65+ report having at least 1 chronic disease[1]

33% of Canadians aged 65+ report having 2 or more chronic diseases[2]

93% of Canadians indicate they trust pharmacists as their first point of care[3]

10x more frequent visits to pharmacists than any other healthcare providers by Canadians[4]

~$14B specialty drug spend represents approx. 40% of total 2021 drug purchases[5][6]

~5.4% projected growth rate in annual prescription sales[7]

The Revenue Model

Patient Support Programs

- Focus is on exclusive distribution, high drug cost navigation, and supporting patients
- Facilitate access for patients to new, novel therapies

Wholesale & Distribution

- Accredited by Health Canada
- Distribution of specialty drugs across Canada

$ → **Pharmacy** ← $

$ → **Pharmacy** ← $

Specialty Clinics

- Network of 40 infusion and injection sites
- Operated by a team of nurses that administer specialized medications

Clinical Research

- 4 trial sites
- Pioneering therapeutic treatment options

1. Public Health Agency of Canada, Canadian Community Health Survey 2017-2018.
2. Canadian Institute for Health Information, Commonwealth Fund 2016 Survey.
3. Government of British Columbia Article, 2021 National Survey.
4. Taylor Raiche et al. "Community pharmacists' Evolving Role in Canadian Primary Health Care: A Vision of Harmonization in a Patchwork System." 2020.
5. Total drug purchases for 2021 were approximately $35.4B (Canadian Journal of Health Technologies, Canadian Trends in Estimated Pharmaceutical Drug Purchases and Projections: 2023).
6. In 2021 , specialty pharmaceuticals represented 40% of the total eligible amount per claimant (Telus Health).
7. Express Scripts Canada, 2023 Drug Trend Report.11. Telus Health.

SUMMARY INCOME STATEMENT COMBINED CO

(in thousands of USD)	3 months ended June 2024*	6 months ended June 2024*	Year ended December 2023
Net sales	51,157	94,793	174,493
Cost of sales	(38,500)	(72,649)	(136,315)
Gross profit	12,657	22,144	38,178
Operating expenses	(15,126)	(31,170)	(70,277)
Other income (expense)	2,791	1,237	(5,330)
Net income (loss)	322	(7,789)	(37,429)
EBITDA**	2,853	(2,209)	(28,416)
Adj. EBITDA**	**1,185**	**129**	**(80)**

* Unaudited combined financial statements of Better Choice Company and SRx Health Solutions

** EBITDA and Adjusted EBITDA are non-GAAP measures. Reconciliation of EBITDA and Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth in the appendix.

PRO FORMA CAPITALIZATION TABLE

Pro Forma Including Shares to be Issued to SRx Health Solutions

Shares Outstanding[1]	22,516,679
Options (WAEP: $115.42)	125,310
Warrants (WAEP: $148.64)	269,345
Fully Diluted Shares Outstanding[1]	22,911,334
Combined Net Debt (*USD*)[3]	$20.7 MM

Ownership[2]



Non-Affiliates
25%
Insiders
75%+
Insiders
Non-Affiliates

(1) As of August 27, 2024 and assumes the full exercise of 1,028,000 pre-funded warrants and the issuance of 19,750,000 common shares to SRx Health Solutions
(2) Subject to change
(3) As of June 30, 2024, and is calculated as total debt (i.e. bank indebtedness, term facilities, revolvers, LOC), less cash and account receivables, and includes approximately CAD $51.3M in debt translated to approximately USD $37.5M at an FX rate of 0.731. Does not include trade accounts payable.

INVESTMENT **HIGHLIGHTS**

ROBUST GROWTH OPPORTUNITIES
IN EACH SEGMENT

- Expanding Footprint in APAC
- Accelerating Organic Growth
- Strategic Acquisition Opportunities
- US & EU International Expansion

STRONG INDUSTRY TAILWINDS

- Growing Prevalence of Chronic Disease in Seniors
- ~$5.4% Projected Growth Rate in Annual Prescription Sales[1]
- Rising Humanization & Premiumization Macro Trends in Petcare
- 6.45% Expected CAGR in Petcare[2]

EXPERIENCED LEADERSHIP TEAM
WITH DECADES OF EXPERIENCE IN:

- Pharmaceuticals
- Private Equity and Capital Markets
- Consumer Packaged Goods

$1.7M
Synergies

$235M
TTM Sales

25%+
Quarter over Quarter Growth

~$135B
Combined Total Addressable Market

1. Express Scripts Canada, 2023 Drug Trend Report.
2. Fortune Business Insights

Thank You!

INVESTOR CONTACT:
KCSA Strategic Communications
Valter Pinto, Managing Director
T: 212-896-1254
E: Valter@KCSA.com

BETTER CHOICE COMPANY

APPENDIX

LEADERSHIP TEAM POST CLOSING

Michael Young

Lead Director

Better Choice Company

Michael Young is the founding partner of Cottingham Capital. He began investing in Nashville real estate in 2014 after identifying Nashville for both long term growth and a value against other U.S. real-estate markets. Michael has extensive senior level executive management and trading experience in the Canadian and U.S. capital markets. Throughout his career in finance and banking, he has built a strong network of Canadian, American, and international investors. Prior to moving to Nashville, he was Managing Director and Co-Head of Trading for a Canadian Investment Bank. Before assuming the title of Co- Head of Trading, he established and ran the Equity Capital Markets desk for the bank's U.S. operations in New York City. Michael also sat on the board of ICC Labs, which was recently acquired for C$290 million by Aurora. Michael is as well a founding shareholder and Chairman of Better Choice Company. Better Choice Company is a publicly listed company on the New York Stock Exchange (BTTR: NYSE) that invests in the animal health and wellness industry.

Adesh A. Vora, Pharm. D.

Chief Executive Officer

Better Choice Company

Adesh Vora is the founder, President and Chief Executive Officer of SRx Health Solutions. He brings over 24 years of pharmacy and healthcare experience to SRx and leads the company with both a deep knowledge of and passion for the Canadian healthcare system. Since SRx's inception in 2013, Adesh has successfully grown the company from just one specialty pharmacy into a national, comprehensive healthcare service provider.. He proudly serves on the board of directors of the Neighbourhood Pharmacy Association of Canada, and as President of the board of Seva International Charitable Foundation. Adesh holds a Doctor of Pharmacy degree from the University of Illinois, and has completed Alumni Programs at Harvard Business School and the Massachusetts Institute of Technology Sloan School of Management.

Dave Sohi, CA, CPA, CBV.

President

Better Choice Company

Dave Sohi is the Chief Financial Officer of SRx Health Solutions and has over 17 years of experience in the Accounting and Financial sectors. He began his career in tax and audit before transitioning into advisory roles involving Valuations and M&A at various firms including Ernst and Young. Mr. Sohi then went on to start his own Accounting and Consulting business and also had the opportunity to join Avicanna Inc., a biopharmaceutical company, as Chief Financial Officer where he helped complete the company's Initial Public Offering on the Toronto Stock Exchange in 2019. In Dave's current position at SRx, he plays a leading role in transforming the finance function, in addition to providing in-depth technical knowledge in order to drive decisions, create solid processes, and ensure that external reporting is accurate, reliable and timely. Mr. Sohi graduated with a Bachelors of Commerce from Queen's University and holds a CPA, CA and CBV Qualification.

Kent Cunningham

Chief Executive Officer

Halo, Purely for Pets, Inc

Kent Cunningham is a consumer centric brand builder and business leader with 25 years of consumer-packaged goods experience in Pet, and the Vitamins, Minerals, & Supplements categories within multinationals and private equity backed businesses. He has a consistent record of delivering profitable growth and driving business transformations to create value. Prior to Better Choice, Kent helped lead a successful turnaround and sale of The Bountiful Co, a KKR backed asset, to Nestle Health for $5.75B. Kent has significant background in pet and held various marketing leadership positions at MARS Petcare, helping to lead the successful turnaround of the $1B+ Nutro pet food brand. Kent holds a Master of Business Administration from Vanderbilt University, and a Bachelor of Arts from University of Michigan.

Nina Martinez

Chief Financial Officer

Better Choice Company

Nina Martinez is a dynamic and accomplished finance professional with a forward-thinking and innovative approach to driving financial performance and profitable organizational growth. Nina brings a wealth of expertise in strategic financial planning and leading public companies through transformative growth stages, from IPOs and M&As, to restructurings and recapitalizations. Prior to joining Better Choice, Nina provided interim CFO services to microcap public companies at ONE10 Advisors. Previously, Nina spent eight years in PwC's Assurance practice auditing publicly-traded CPG and retail clients. Nina is a licensed Certified Public Accountant in FL and holds a Master of Science in Accounting from The University of Tampa, and a Bachelor of Science in Business Administration from the University of Central Florida.

SUMMARY **INCOME STATEMENT: SRx HEALTH SOLUTIONS**

(in thousands of CAD)	3 months ended June 2024*	6 months ended June 2024*	12 months ended December 2023*
Revenue	58,361	107,297	180,264
Cost of sales	45,482	85,005	145,271
Gross profit	12,879	22,292	34,993
General and administrative	14,450	29,503	50,012
Depreciation and amortization	1,622	3,215	4,426
Net loss	(3,193)	(10,426)	(19,445)
EBITDA**	(24)	(3,627)	(11,512)
Pro Forma Adj. EBITDA**	**1,664**	**2,134**	**10,469**

* Unaudited results for the periods presented.

** EBITDA and Pro Forma Adjusted EBITDA are non-GAAP measures. Reconciliation of EBITDA and Pro Forma Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth in the appendix.

SUMMARY **INCOME STATEMENT: BETTER CHOICE PRE-ACQUISITION**

(in thousands of USD)	3 months ended June 2024*	6 months ended June 2024*	Year ended December 2023
Net sales	8,542	16,445	38,592
Cost of goods sold	5,289	10,578	26,795
Gross profit	3,253	5,867	11,797
Selling, general and administrative	3,977	9,057	24,444
Net income (loss)	2,654	(176)	(22,770)
EBITDA**	2,871	439	(19,737)
Adj. EBITDA**	**(30)**	**(1,429)**	**(7,973)**

* Unaudited

** EBITDA and Adjusted EBITDA are non-GAAP measures. Reconciliation of EBITDA and Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is set forth in the appendix.

Reconciliation of Net Loss to EBITDA and Pro Forma Adjusted EBITDA - **SRx Health Solutions Pre-Acquisition**

(in millions of CAD)	3 months ended June 2024*	6 months ended June 2024*	12 months ended December 2023*
Net loss	(3.2)	(10.4)	(19.4)
Depreciation	1.6	3.2	4.4
Interest expense	1.5	3.1	3.6
Income tax expense (benefit)	< (0.1)	0.5	(0.1)
EBITDA	**< (0.1)**	**(3.6)**	**(11.5)**
Share-based compensation	1.0	1.9	5.6
Loss on modification of debt			0.4
Transaction-related and other one-time (a)	0.6	3.8	16.0
Pro Forma Adjusted EBITDA	**1.7**	**2.1**	**10.5**

* Unaudited results for the periods presented.

(a) Includes costs related to: (i) the preparation of a contemplated initial public offering on a CAD exchange not completed including, but not limited to, legal fees, compensation studies, prospectus preparation; (ii) one-time professional fees related to acquisitions, debt refinancing, and nursing redundancies; (iii) other acquisition-related costs including legal fees, closing costs, and PPA and tax advisory fees; (iv) other single occurrence expenses including but not limited to system implementations, one-time consulting, UHN labs, McKesson automation, and non-recurring physician payments under clinical research; (v) adjustments for prior year balances such as write-offs of 2022 accounts receivables and bonus accrual, as well as capitalization of rent; (vi) Inventory write-offs related to store closings; (vii) Pro forma adjustments related to the acquisitions and pharmacies as if owned and operated since beginning of the year.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA
Better Choice Pre-Acquisition

(in thousands of USD)	3 months ended June 2024*	6 months ended June 2024*	Year ended December 2023
Net loss available to common stockholders	2,654	(176)	(22,770)
Interest expense, net	180	542	1,353
Income tax expense	3	5	2
Depreciation and amortization	34	68	1,678
EBITDA	**2,871**	**439**	**(19,737)**
Non-cash share-based compensation (a)	159	678	1,775
Gain on extinguishment of debt	(3,561)	(3,561)	—
Impairment of intangible assets	—	—	8,532
Change in fair value of warrant liabilities	—	—	236
Loss on disposal of assets	—	—	12
Non-recurring strategic branding initiatives (b)	43	69	128
Transaction related (c)	131	489	935
Other single occurrence expenses (d)	327	457	149
Adjusted EBITDA	**(30)**	**(1,429)**	**(7,973)**

* Unaudited results for the periods presented.

(a) Non-cash expenses related to equity compensation awards. Share-based compensation is an important part of the Company's compensation strategy and without our equity compensation plans, it is probable that salaries and other compensation related costs would be higher.

(b) Single occurrence expenses related to marketing agency and design, strategic re-branding initiatives, Elevate® launch, product innovation and reformulations

(c) Legal fees, professional fees, and other expenses for transaction-related business matters

(d) Other single occurrence expenses such as legal settlements, employee severance, executive recruitment, transition of our dry kibble co-manufacturing supplier, and other non-recurring fees